                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   May 19, 1997
                                                    ------------




                          Renaissance Solutions, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

             0-25746                                     04-3510009
--------------------------------            ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)


           Lincoln North, 55 Old Bedford Road, Lincoln, MA    01773
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(Address of Principal Executive Offices)                    (Zip Code)



                                (617) 259-8833
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.
        -------------

     On May 19, 1997, Renaissance Solutions, Inc., a Delaware corporation (the "Company") entered into an Agreement and Plan of Merger by and among The Registry, Inc., a Massachusetts corporation ("The Registry"), Rain Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of The Registry ("Rain") and the Company (the "Merger Agreement"). Pursuant to the Merger Agreement, Rain will merge (the "Merger") with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of The Registry. The closing of the transactions contemplated by the Merger Agreement is contingent upon the satisfaction or waiver of certain closing conditions and approval by The Registry's and the Company's stockholders. A press release announcing the execution of the Merger Agreement is filed as Exhibit 99.1 hereto.

     On May 19, 1997, the Company also entered into Amendment No. 1 to Third Amended and Restated Teaming Agreement (the "Amendment") by and between the Company and Gemini Consulting, Inc., a Delaware corporation ("Gemini"). The Amendment is filed as Exhibit 10.1 hereto.

Item 7.  Financial Statement and Exhibits.
         --------------------------------

       (c)  Exhibits:
            --------

       See the Exhibit Index attached hereto.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 23, 1997                   RENAISSANCE SOLUTIONS, INC.
                                             (Registrant)




                                      /s/ William T. Jenkins
                                      ------------------------------------------
                                      William T. Jenkins
                                      Vice President and Chief Financial Officer

                                      -2-
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                                 EXHIBIT INDEX


Item                                    Description
----                                    -----------
10.1                                    Amendment No. 1 to Third Amended and
                                        Restated Teaming Agreement, dated as of
                                        May 19, 1997, by and between the Company
                                        and Gemini Consulting, Inc.

99.1                                    Press release announcing execution of
                                        the Merger Agreement.
